Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

NAME	JURISDICTION
18th Place Health Holdings, LLC	Nevada
24th Street Healthcare Associates LLC (2)	Nevada
4th Street Health Holdings LLC	Nevada
Adipiscor LLC	Nevada
Anson Health Holdings LLC	Nevada
Arapahoe Health Holdings LLC	Nevada
Arrow Tree Health Holdings LLC	Nevada
Arvada Healthcare, Inc. (3)	Nevada
Atlantic Memorial Healthcare Associates, Inc. (1)	Nevada
Avenue N Holdings LLC	Nevada
Avenues Healthcare, Inc. (3)	Nevada
Bandera Healthcare, Inc.	Nevada
Bayshore Healthcare, Inc. (6)	Nevada
Bell Villa Care Associates LLC (1)	Nevada
Bernardo Heights Healthcare, Inc. (1)	Nevada
Big Sioux River Health Holdings LLC	Nevada
Bogardus Health Holdings LLC	Nevada
Bridgestone Living, Inc. (7)	Nevada
Brown Road Senior Housing LLC (7)	Nevada
Brownsville Care Associates, Inc. (4)	Nevada
Burley Healthcare Holdings LLC	Nevada
C Street Health Associates LLC (6)	Nevada
Camarillo Community Care, Inc. (6)	Nevada
Cardiff Healthcare, Inc. (3)	Nevada
Carrollton Heights Healthcare, Inc. (4)	Nevada
Casa Linda Retirement, Inc. (7)	Nevada
Cedar Avenue Holdings LLC	Nevada
Central Avenue Healthcare, Inc. (8)	Nevada
Chateau Julia Healthcare, Inc. (3)	Nevada
Cherokee Healthcare, Inc. (8)	Nevada
Cherry Health Holdings, Inc.	Nevada
City Heights Health Associates LLC (1)	Nevada
Claremont Foothills Health Associates LLC (6)	Nevada
CM Health Holdings LLC	Nevada
Connected Healthcare, Inc. (9)	Nevada
Cornerstone Healthcare, Inc.	Nevada
Costa Victoria Healthcare LLC (1)	Nevada
Cottonwood Health Holdings LLC	Nevada
Dixie Health Holdings LLC	Nevada
Downey Community Care LLC (1)	Nevada
Emmett Healthcare Holdings LLC	Nevada
Empire Health Associates, Inc. (6)	Nevada

Ensign Bellflower LLC	Nevada
Ensign Cloverdale LLC (5)	Nevada
Ensign Facility Services, Inc.	Nevada
Ensign Highland LLC	Nevada
Ensign Income Tax	Nevada
Ensign Montgomery LLC (5)	Nevada
Ensign Napa LLC	Nevada
Ensign Palm I LLC (6)	Nevada
Ensign Panorama LLC (6)	Nevada
Ensign Pleasanton LLC (5)	Nevada
Ensign Sabino LLC 2)	Nevada
Ensign San Dimas LLC (6)	Nevada
Ensign Santa Rosa LLC (5)	Nevada
Ensign Sonoma LLC (5)	Nevada
Ensign Southland LLC	Nevada
Ensign Whittier East LLC (1)	Nevada
Ensign Whittier West LLC (1)	Nevada
Ensign Willits LLC (5)	Nevada
Everglades Health Holdings LLC	Nevada
Expo Park Health Holdings LLC	Nevada
Expressway Health Holdings LLC	Nevada
Falls City Health Holdings LLC	Nevada
Fifth East Holdings LLC	Nevada
Flamingo Health Holdings LLC	Nevada
Fort Street Health Holdings LLC	Nevada
Gate Three Healthcare LLC (1)	Nevada
Gateway Gilbert Holdings LLC	Nevada
Gateway Healthcare, Inc.	Nevada
Gazebo Park Health Holdings LLC	Nevada
GEM Healthcare, Inc. (3)	Nevada
Gillette Park Health Holdings LLC	Nevada
Glendale Healthcare Associates LLC (2)	Nevada
Glendale Healthcare Associates LLC (7)	Nevada
Go Assisted, Inc. (7)	Nevada
Golfview Holdings LLC	Nevada
Granada Investments LLC	Nevada
Grand Villa PHX, Inc. (4)	Nevada
Granite Healthcare, Inc. (9)	Nevada
Great Plains Healthcare, Inc. (8)	Nevada
Greenfields Assisted Living LLC	Nevada
Gypsum Creek Healthcare, Inc. (8)	Nevada
Harlingen Healthcare, Inc. (4)	Nevada
HB Healthcare Associates LLC (1)	Nevada
Highland Healthcare LLC (2)	Nevada
Hillendahl Health Holdings LLC	Nevada
Hillview Health Holdings LLC	Nevada

Hoquiam Healthcare, Inc. (5)	Nevada
Hueneme Healthcare, Inc. (3)	Nevada
Immediate Clinic LLC	Nevada
Immediate Clinic Seattle, Inc.	Nevada
Immediate Management LLC	Nevada
Irving Health Holdings LLC	Nevada
Jefferson Ralston Holdings LLC	Nevada
Jordan Health Associates, Inc. (3)	Nevada
Jordan Health Properties LLC	Nevada
Josey Ranch Healthcare Holdings LLC	Nevada
JRT Healthcare, Inc. (3)	Nevada
Keystone Care, Inc.	Nevada
Keystone Hospice Care, Inc. (9)	Nevada
Keystone North	Nevada
Keystone South	Nevada
La Jolla Skilled, Inc. (1)	Nevada
Lafayette Health Holdings LLC	Nevada
Lafayette Health Holdings LLC	Nevada
Lakewood Healthcare, Inc.	Nevada
Lemon Grove Healthcare Associates LLC (1)	Nevada
Lemon River Holdings LLC	Nevada
Lindahl Healthcare, Inc.	Nevada
Livingston Care Associates, Inc. (4)	Nevada
Lockwood Health Holdings LLC	Nevada
Lowell Health Holdings LLC	Nevada
Lowell Healthcare, Inc. (3)	Nevada
Lufkin Health Holdings LLC	Nevada
Lynnwood Health Services, Inc. (5)	Nevada
Manor Park Healthcare LLC (5)	Nevada
Marion Health Associates, Inc. (7)	Nevada
Market Bayou Healthcare, Inc. (4)	Nevada
McAllen Care Associates, Inc. (4)	Nevada
McAllen Community Healthcare, Inc. (4)	Nevada
Meadowbrook Health Associates LLC	Nevada
Memorial Health Holdings LLC	Nevada
Mesquite Health Holdings LLC	Nevada
Milestone Healthcare, Inc.	Nevada
Mission CCRC LLC	Nevada
Moenium Holdings LLC	Nevada
Mogollon Healthcare, Inc.	Nevada
Monroe Healthcare, Inc. (8)	Nevada
Mountainview Communitycare LLC	Nevada
Nobel Health Properties LLC	Nevada
North Mountain Healthcare LLC (2)	Nevada
Northern Oaks Healthcare, Inc. (4)	Nevada
Northern Pioneers Healthcare, Inc.	Nevada

Northshore Healthcare Holdings LLC	Nevada
Oceanview Healthcare, Inc. (4)	Nevada
Oleson Park LLC	Nevada
Olympus Health, Inc. (3)	Nevada
Orem Health Holdings LLC	Nevada
Paredes Health Holdings LLC	Nevada
Park Waverly Healthcare LLC (2)	Nevada
Pennant Healthcare, Inc.	Nevada
Piney Lufkin Healthcare, Inc. (4)	Nevada
Plaza Health Holdings LLC	Nevada
Pocatello Health Services, Inc. (3)	Nevada
Polk Health Holdings LLC	Nevada
Pomerado Ranch Healthcare, Inc. (4)	Nevada
Prairie Creek Healthcare, Inc. (8)	Nevada
Prairie Health Holdings LLC	Nevada
Presidio Health Associates LLC (2)	Nevada
Price Health Holdings LLC	Nevada
Price Healthcare, Inc. (3)	Nevada
Radiant Hills Health Associates LLC (2)	Nevada
Ramon Healthcare Associates, Inc. (2)	Nevada
Randolph Healthcare, Inc. (8)	Nevada
RB Heights Health Holdings LLC	Nevada
Redbrook Healthcare Associates LLC (6)	Nevada
Regal Road Health Holdings LLC	Nevada
RenewCare of Scosttsdale, Inc. (2)	Nevada
Richmond Senior Services, Inc. (4)	Nevada
Rillto Holdings LLC	Nevada
Rio Grande Health Holdings LLC	Nevada
Riverside Healthcare, Inc. (8)	Nevada
Riverview Healthcare, Inc. (3)	Nevada
Rose Park Healthcare Associates, Inc. (1)	Nevada
Rosenburg Senior Living, Inc. (7)	Nevada
Salado Creek Senior Care, Inc. (4)	Nevada
San Corrine Health Holdings LLC	Nevada
Savoy Healthcare, Inc. (4)	Nevada
Silver Lake Health Holdings LLC	Nevada
Silver Lake Healthcare, Inc. (9)	Nevada
Silverada Health Holdings LLC	Nevada
Sky Holdings AZ LLC	Nevada
Snohomish Health Holdings LLC	Nevada
South Dora Health Holdings LLC	Nevada
South Valley Healthcare, Inc. (3)	Nevada
Southern Oaks Healthcare, Inc. (4)	Nevada
Southern Oaks Healthcare, Inc. (4)	Nevada
Southland Management LLC (1)	Nevada
Spring Valley Assisted Living, Inc. (7)	Nevada

Standardbearer Insurance Company, Ltd.	Cayman Islands
Stanton Lake Healthcare, Inc. (8)	Nevada
Stonerock Construction, Inc.	Nevada
Subacute Facility Services, Inc.	Nevada
Successor Healthcare, Inc. (3)	Nevada
Summit Healthcare, Inc.	Nevada
Sunland Health Associates LLC (2)	Nevada
Temple Health Holdings LLC	Nevada
Tenth East Holdings LLC	Nevada
Terrace Holdings AZ LLC	Nevada
The Ensign Foundation	Nevada
The Ensign Group, Inc.	Delaware
The Flagstone Group, Inc.	Nevada
Thomas Road Senior Housing, Inc. (7)	Nevada
Timpanogos Home Care and Hospice, Inc.	Nevada
Touchstone Care, Inc.	Nevada
Town East Healthcare, Inc. (4)	Nevada
Trinity Mill Holdings LLC	Nevada
Trousdale Health Holdings LLC	Nevada
Upland Community Care, Inc. (6)	Nevada
Valley Health Holdings LLC	Nevada
Verde Villa Holdings	Nevada
Victoria Ventura Assisted Living Community, Inc. (7)	Nevada
Victoria Ventura Healthcare LLC (6)	Nevada
Vista Woods Health Associates LLC (1)	Nevada
Walnut Grove Campuscare LLC	Nevada
Washington Heights Healthcare, Inc. (3)	Nevada
Wayne Health Holdings LLC	Nevada
Wellington Healthcare, Inc. (4)	Nevada
West Escondido Healthcare LLC (1)	Nevada
Wildcreek Healthcare, Inc. (5)	Nevada
Willits Health Holdings LLC	Nevada
Windsor Lake Healthcare, Inc. (7)	Nevada
Wisteria Health Holdings LLC	Nevada
Wood Bayou Healthcare, Inc.	Nevada
Youngtown Health, Inc. (2)	Nevada
Zion Healthcare, Inc. (3)	Nevada

(1) Wholly-owned subsidiary of The Flagstone Group, Inc.
(2) Wholly-owned subsidiary of Bandera Healthcare, Inc.
(3) Wholly-owned subsidiary of Milestone Healthcare, Inc.
(4) Wholly-owned subsidiary of Keystone Care, Inc.
(5) Wholly-owned subsidiary of Northern Pioneer Healthcare, Inc.
(6) Wholly-owned subsidiary of Touchstone Care, Inc.
(7) Wholly-owned subsidiary of Bridgestone Living, Inc.
(8) Wholly-owned subsidiary of Gateway Healthcare, Inc.
(9) Wholly-owned subsidiary of Cornerstone Healthcare, Inc.